Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the ETFis Series Trust I and to the use of our report dated December 29, 2016 on the financial statements and financial highlights of BioShares Biotechnology Clinical Trials Fund and BioShares Biotechnology Products Fund, each a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the ETFis Series Trust I and to the use of our report dated December 29, 2016 on the financial statements and financial highlights of InfraCap MLP ETF, a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the ETFis Series Trust I and to the use of our report dated December 29, 2016 on the financial statements and financial highlights of iSectors Post-MPT Growth ETF, a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the ETFis Series Trust I and to the use of our report dated December 29, 2016 on the financial statements and financial highlights of Tuttle Tactical Management Multi-Strategy Income ETF and Tuttle Tactical Management U.S. Core ETF, each a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the ETFis Series Trust I and to the use of our report dated December 29, 2016 on the financial statements and financial highlights of Virtus Newfleet Multi-Sector Unconstrained Bond ETF, a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2017